UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 2002

Commission File Number 33-72574

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-1574463 (I.R.S. Employer Identification Number)

1801 Douglas Drive
Sanford, North Carolina
27330-1410
(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 774-6700

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.	Description of Document
99.1	Statement Under Oath of Principal Executive Officer dated August 12, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 12, 2002

Item 9.     Regulation FD Disclosure

On August 13, 2002, each of the Chief Executive Officer, Peter J. Sodini, and Acting Chief Financial Officer, Joseph J. Duncan, of The Pantry, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to the Securities and Exchange Commission Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, in the form prescribed by such Order.

A copy of each of these statements is attached hereto as an Exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ JOSEPH J. DUNCAN
Joseph J. Duncan Vice President Corporate Controller and Assistant Secretary (Authorized Officer and Principal Financial Officer)

Date: August 13, 2002